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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K


                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 31, 1998

                            COMMISSION FILE NO. 0-23659





                                    VYSIS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)








               DELAWARE                               36-3803405
   (STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
    INCORPORATION OR ORGANIZATION)


         3100 WOODCREEK DRIVE                         60515-5400
        DOWNERS GROVE, ILLINOIS                       (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (630) 271-7000





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ITEM 4.  CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

     On December 31, 1998, Vysis, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountant. On November 20, 1998, PwC notified the Company that upon final approval of the pending British Petroleum-Amoco Corporation merger, PwC would no longer be independent with respect to the Company. The Company was informed that a lack of independence will result due to the business relationship between PwC and the anticipated merged British Petroleum-Amoco Corporation organization, the Company's majority shareholder.

     PwC's report on the financial statements of the Company for the years ending December 31, 1997, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company's financial statements for the years ending December 31, 1997, 1996 and 1995 and in subsequent interim periods through December 31, 1998, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its report. In addition, there has been no reportable events for the years ending December 31, 1997, 1996 and 1995 and subsequent periods through December 31, 1998 as described in paragraph (a)(1)(v) of item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934 (a "Reportable Event").

     Effective December 31, 1998, the Company retained Deloitte & Touche LLP ("D&T") as its independent accountant. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.
 Prior to engaging D&T, the Company had never consulted D&T concerning either the application of accounting principles to a specified completed or uncompleted transaction, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement with the Company's former accountant or a Reportable Event. Further, there was no written report or oral advice provided, that D&T concluded that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

     The letter from PwC evidencing its agreement with the statements made by the Company herein is attached as Exhibit 16.

ITEM 7.  EXHIBITS

(c) Exhibits

16.1 Letter from PricewaterhouseCoopers LLP.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   VYSIS, INC.




Date:  December 31, 1998                By:   /s/ JAMES J. HABSCHMIDT
                                             --------------------------------
                                              Name:  James J. Habschmidt
                                              TITLE: EXECUTIVE VICE PRESIDENT
                                              AND CHIEF FINANCIAL OFFICER